         As filed with the Securities and Exchange Commission on August 14, 2003

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003
                                                          ---------------



                            Tufco Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                        0-21108                39-1723477
----------------------------           ---------------     -------------------
(State or Other Jurisdiction             (Commission          (IRS Employer
     of Incorporation)                   File Number)      Identification No.)


   PO Box 23500, Green Bay, Wisconsin                            54305
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code:  920.336.0054
                                                     ------------


================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

  Exhibit No.     Description


  99.1            Press Release dated August 13, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On August 13, 2003, Tufco Technologies Inc. issued a press release reporting financial results for the quarter ended June 30, 2003. A copy of this press release is included as Exhibit 99 and incorporated herein by reference.

           The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

   (remainder of page intentionally left blank; signature on following page.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TUFCO TECHNOLOGIES, INC.



Dated:  August 14, 2003            By: /s/ MICHAEL B. WHEELER
                                      ------------------------------------------
                                      Michael B. Wheeler
                                      Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS


  EXHIBIT NO.     DESCRIPTION
  -----------     -----------

  99.1            Press Release dated August 13, 2003.